SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement      / / Confidential, for Use of the Commission
/X/ Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to
    sec.240.14a-11(c) or sec.240.14a-12


                                 AMTECH SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              AMTECH SYSTEMS, INC.
                              131 South Clark Drive
                              Tempe, Arizona 85281

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 20, 1998
--------------------------------------------------------------------------------


To Our Shareholders:

         The 1998 Annual Meeting of Shareholders of AMTECH SYSTEMS, INC., an Arizona corporation (the "Company"), will be held at the Wyndham Garden Hotel, 427 N. 44th Street, Phoenix, Arizona, on March 20, 1998, at 3:00 p.m., Mountain Standard Time, for the following purposes:

         1.       To elect five (5) directors to serve for one year terms;

         2. To ratify the adoption of the 1998 Employee Stock Option Plan for employees (including officers); and

         3. To transact such other business as may properly come before the meeting or any adjournment(s) thereof. Management is presently aware of no other business to come before the meeting.

         The Board of Directors has fixed the close of business on January 22, 1998, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the meeting or any postponement(s) or adjournment(s) thereof. Shares of Common Stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. A copy of the Company's 1997 Annual Report, which includes audited financial statements, was mailed with this Notice and Proxy Statement to all shareholders of record on the Record Date.

         Management of the Company cordially invites you to attend the Annual Meeting. Your attention is directed to the attached Proxy Statement for a discussion of the foregoing proposals and the reasons why the Board of Directors encourages you to vote for approval of such proposals.

                                              By Order of the Board of Directors



                                              Robert T. Hass, Secretary
Tempe, Arizona
February 6, 1998


--------------------------------------------------------------------------------
IMPORTANT: IT IS IMPORTANT THAT YOUR SHAREHOLDINGS BE REPRESENTED AT THIS MEETING. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                              AMTECH SYSTEMS, INC.
                              131 South Clark Drive
                              Tempe, Arizona 85281


                                -----------------
                                 PROXY STATEMENT
                                -----------------


         This Proxy Statement is being furnished to Shareholders of AMTECH SYSTEMS, INC., an Arizona corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the 1998 Annual Meeting of Shareholders of the Company to be held on March 20, 1998, at 3:00 p.m., Mountain Standard Time, and any adjournment or postponement(s) thereof (the "Annual Meeting"). A copy of the Notice of the Meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about February 6, 1998.


                       SOLICITATION AND VOTING OF PROXIES

         Only shareholders of record at the close of business on January 22, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On the Record Date, 4,199,706 shares of Common Stock, $.01 par value (the "Common Stock"), were issued and outstanding. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date.

         At the Annual Meeting of Shareholders, five (5) directors are to be elected to serve for a term of one year or until their respective successors are elected and qualified. Each Shareholder present at the Annual Meeting, either in person or by proxy, will have an aggregate number of votes in the election of directors equal to five (the number of persons nominated for election as directors) multiplied by the number of shares of Common Stock of the Company held by each such shareholder on the Record Date. The resulting aggregate number of votes may be cast by the Shareholder for the election of any single nominee, or the Shareholder may distribute such votes among any number or all of the nominees. The five nominees receiving the highest number of votes will be elected to the Board of Directors.

         All valid proxies received before the Annual Meeting and not revoked will be exercised. All shares represented by proxy will be voted, and where a shareholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications so made. If no choice is indicated on the proxy, the shares will be voted in accordance with the recommendations of the Board of Directors as to such matters. Abstentions and broker non-votes will be included in the determination of the number of shares represented for a quorum. Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or (c) attending the meeting and voting in person, provided that the shareholder notifies the Secretary of the meeting of his or her intention to vote in person at any time prior to the voting of the proxy. In order to vote their shares in person at the meeting, shareholders who own their shares in "street name" must obtain a special proxy card from their broker.

         The cost of  soliciting  proxies,  including  the cost of preparing and mailing the Notice and Proxy Statement, will be paid by the Company. Solicitation will be primarily by mailing this Proxy Statement to all shareholders entitled to vote at the meeting. Proxies may be solicited by officers, directors and the investment advisor of the Company personally or by telephone or facsimile, without additional compensation. The Company may reimburse brokers, banks and others holding shares in their names for others for the cost of forwarding proxy materials and obtaining proxies from beneficial owners.

         The Board of Directors does not know of any matters other than the election of directors and the proposal to approve the 1998 Employee Stock Option Plan (the "1998 Plan") that are expected to be presented for consideration at the meeting. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

         All proxies received pursuant to this solicitation will be voted except as to matters as to which authority to vote is specifically withheld; where a choice is specified as to the proposal, they will be voted in accordance with such specification. Where authority to vote is not specifically withheld and no voting instructions are given, the persons named in the proxy solicited by the Board of Directors intend to vote for the election of the nominees for director listed below and for the 1998 Plan.


                              ELECTION OF DIRECTORS

General Information

         The present terms of the Company's current directors, Jong S. Whang, Robert T. Hass, Donald F. Johnston, Alvin Katz and Bruce R. Thaw, expire upon the election and qualification of their successors at the Company's 1998 Annual Meeting of Shareholders. Messrs. Katz and Thaw are being nominated at the request of Barber & Bronson, Incorporated, the underwriter of the Company's public offering of Common Stock and Common Stock Purchase Warrants on December 15, 1994 (the "Underwriter"). The Underwriter has the right to nominate two directors pursuant to the provisions of the Underwriting Agreement between the Company and the Underwriter. The Board of Directors has nominated each of the current directors as nominees for election as directors in the election to be held at the Annual Meeting.

         The Board of Directors intends to vote its proxies for the election of its nominees, for a term to expire at the next Annual Meeting. In that regard, the Board of Directors solicits authority to cumulate such votes.

         If any nominee should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available and to create an additional vacancy to be filled by the Board of Directors. The information concerning the nominees and their share holdings in the Company has been furnished by them to the Company.

Information Concerning Directors, Nominees and Officers

         The following table sets forth information regarding the officers, directors and director nominees of the Company, including biographical data for at least the last five years.


Name                      Age   Positions with the Company
----                      ---   --------------------------

Jong S. Whang             52    President, Chief Executive Officer and Director

Robert T. Hass            47    Vice President-Finance, Chief Financial Officer,
                                Treasurer, Secretary and Director

Donald F. Johnston        72    Director

Alvin Katz                68    Director

Bruce R. Thaw             45    Director


         JONG S. WHANG has been President, Chief Executive Officer and a Director since the inception of the Company and was one of its founders. Mr. Whang's responsibilities as President include the sales effort for the Company's semiconductor equipment business and development of new products and business opportunities in that industry. He has twenty-four years of experience in the semiconductor industry including time spent in both processing and manufacturing of equipment components and systems. From 1973 until 1979, he was employed by Siltronics, Inc., initially as a technician working with chemical vapor deposition (CVD) and later as manager of the quartz fabrication plant with responsibility of providing technical marketing support. From 1979 until 1981, he was employed by U.S. Quartz, Inc. as manufacturing manager. In 1981 he left U.S. Quartz to found the Company.

         ROBERT T. HASS has been Vice President-Finance, Chief Financial Officer, Treasurer and Secretary of the Company since June 3, 1992. Mr. Hass has been a Director of the Company since February 29, 1996. From 1991 until May, 1992, he operated a financial consulting practice under the name of Hass Financial Consulting Services, a sole proprietorship. From 1985 to 1991, Mr. Hass served as Director of Accounting Services and then Controller for Lifeshares Group, Inc., a holding company which owned and operated real estate development and insurance subsidiaries, and from 1988 to 1991 served as Controller and Chief Accounting Officer of some of those subsidiaries. From 1984 to 1985, he served as Vice President-Finance and Treasurer of The Victorio Company, a privately owned holding company which owned and operated agriculture, chemical, commercial real estate brokerage, marketing research, and commodities futures brokerage businesses. From 1977 to 1984, he was employed in various capacities including Vice President, Chief Financial Officer and Treasurer by Altamil Corporation, then a public company, which manufactures truck equipment, wirebound containers, and precision aluminum forgings. From 1972 to 1977, he was employed as an auditor with Ernst & Ernst, now known as Ernst & Young. He is a Certified Public Accountant.

         DONALD F. JOHNSTON has been a Director since April 9, 1994, and also served as a Director from March, 1983 to December 1992. He is not otherwise employed by the Company. He was President and Chief Executive Officer of JAI, Inc., a management consulting firm, from 1985 to March 1993. From 1985 to March 1993, when he retired, he acted as marketing and management consultant to companies in the electronics industry. From November, 1983 until October, 1985, he was President of Process Control, Inc. of Tempe, Arizona. He has held senior management positions with Montgomery Ward & Co. and the Hotpoint Division of the General Electric Company. He has also served as the Vice-President of B.F. Goodrich and the Philco Ford Division of the Ford Motor Company. Mr. Johnston also served as President of Mirco, Amstar Electronics, and Hera Investment Co.

         ALVIN KATZ has been a Director since May 1, 1995. Since 1981 he has been an adjunct professor of business management at the Florida Atlantic University in Boca Raton, Florida. From 1991 until the company was sold in September, 1992, he was Chief Executive Officer of Odessa Engineering Corp., a company engaged in the manufacture of pollution monitoring equipment. From 1957 to 1976, Mr. Katz was employed by United Parcel Service holding various managerial positions, including District Manager and Corporate Manager of Operations, Planning, Research and Development. He is also a Director of Blimpie International, a fast food franchisor, Nastech Pharmaceutical Company, Inc., a company engaged in research, development and marketing of nasally delivered pharmaceuticals, BCT International, Inc., a franchisor of wholesale thermography printing plants, OZO Diversified Technology, Inc., a manufacturer of depaneling equipment for the semiconductor industry, and Micron Instruments, Inc., a manufacturer of infrared temperature measurement devices, all of which are publicly held corporations.

         BRUCE R. THAW has been a Director since May 1, 1995. Mr. Thaw has been a practicing attorney since 1978. Since 1995, Mr. Thaw has been a self-employed attorney, and from 1984 to 1995, he was a partner in the law firm of Abrams & Thaw. Mr. Thaw is also a Director of Information Resource Engineering, Inc., a public traded company that designs, manufactures and markets computer network security systems and products. Mr. Thaw does not render legal services to the Company.

Board and Committee Meetings

         During the 1997 fiscal year, there were three (3) meetings of the Board of Directors. No director attended less than 75% of the Board meetings while serving as such director or less than 75% of all committee meetings on which he served as a committee member.

         There are three committees of the Board of Directors: the Audit Committee, the Compensation and Option Committee, and the Finance Committee.

         The Audit Committee, which held three (3) meetings during the 1997 fiscal year, was comprised of Messrs. Bruce R. Thaw and Donald F. Johnston. The Audit Committee is responsible for maintaining communication between the Board, the Company's independent auditors and members of financial management with respect to the Company's financial affairs in general, including financial statements and audits, the adequacy and effectiveness of the Company's internal accounting controls and systems, and the retention and termination of the independent auditors.

         The Compensation and Option Committee, which held one (1) meeting during the 1997 fiscal year, was comprised of Messrs. Johnston and Alvin Katz. The Compensation and Option Committee makes recommendations concerning officer compensation, employee benefit programs and retirement plans.

         The Finance Committee, which held no meetings during the 1997 fiscal year, was comprised of Messrs. Alvin Katz and Bruce R. Thaw. The Finance Committee is responsible for communication between the Board, the Company's lender or prospective lender(s) and other financial sources and members of financial management.

         All current committee members are expected to be nominated for re-election at a Board meeting to be held following the Annual Meeting of Shareholders.

Compensation of Directors

         Directors who are full-time employees of the Company receive no additional compensation for serving as directors. Non-employee directors receive fees of $700 per Board meeting attended and $250 per committee meeting attended. In addition, under the Company's Non-Employee Directors Stock Option Plan, each outside director receives an annual grant of options to purchase 6,000 shares of Common Stock. The exercise price of the options is the fair market value of Common Stock on the date of grant and each option has a term of ten years and becomes exercisable in three equal installments commencing on the first anniversary of the date of grant and continuing for the two successive anniversaries thereafter. In the event of the disability (as defined in the plan) or death of an outside director, all options remain exercisable for a period of twelve months following the date such person ceased to be a director, but only to the extent such option was exercisable on the date the director ceased to be a director.

Compensation Committee Interlocks and Insider Participation

         The Compensation and Option Committee is composed of Messrs. Donald F. Johnston and Alvin Katz, neither of whom is an officer or employee of the Company.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

         The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock as of January 16, 1998, by
(i) each director and each nominee for director of the Company, (ii) each officer of the Company, and (iii) all officers and directors as a group. This information was determined in accordance with Rule 13(d)-3 under the Securities Exchange Act of 1934, as amended, and is based upon the information furnished by the persons listed below. Except as otherwise indicated, each shareholder listed possesses sole voting and investing power with respect to the shares indicated as being beneficially owned.

                                                                     Shares of Common Stock
                                                                       Beneficially Owned
                                                      --------------------------------------------------

                                                        Number of Shares                    Percent of
Name and Address(1)                                   Beneficially Held(2)                 Ownership(3)
----------------                                      --------------------                 ------------

Jong S. Whang                                             140,493(4)                           3.3%

Bruce R. Thaw                                              53,000(5)                           1.3%

Donald F. Johnston                                         13,250(6)                             *

Robert T. Hass                                             16,500(7)                             *

Alvin Katz                                                132,000(8)                           3.1%

Directors and Executive Officers
of the Company as a group                                 355,243(9)                           8.5%
(1)(2)(3)(4)(6)(7)(8)

------------------------

 *       Less than 1%.

(1) The address for each person listed in this table is c/o Amtech Systems, Inc., 131 South Clark Drive, Tempe, Arizona 85281.

(2) Mr. Whang is the Company's President, CEO and a director. Mr. Hass is the Vice President-Finance, Chief Financial Officer, Treasurer, Secretary and a director. Messrs. Johnston, Katz and Thaw are presently directors.

(3) The shares and percentages shown include the shares of Common Stock actually owned as of January 16, 1998, and the shares of Common Stock with respect to which the person had the right to acquire beneficial ownership within 60 days of such date pursuant to options or warrants. All shares of Common Stock that the identified person had the right to acquire within 60 days of January 16, 1998 upon the exercise of options or warrants, are deemed to be outstanding when computing the percentage of the securities owned by such person, but are not deemed to be outstanding when computing the percentage of the securities owned by any other person.

(4)      Includes (i) 18,976  shares held jointly  with Mr.  Whang's  spouse and
         (ii) 41,517 shares issuable upon the exercise of presently exercisable options, with an exercise price of $2.50 per share.

(5) Includes 12,000 shares issuable upon exercise of presently exercisable options with exercise prices of $2.24 per share for 10,000 of these shares and $2.50 per share for the remaining 2,000 shares, and warrants to purchase 4,000 shares of Common Stock at an exercise price of $2.25 per share. Also includes 9,000 shares outstanding and 5,000 shares issuable upon exercise of warrants, all of which are held by Mr. Thaw's spouse.

(6)      Includes   12,000  shares  issuable  upon  the  exercise  of  presently exercisable options, with exercise prices of $1.75 per share for 10,000 of these shares and $2.50 per share for the remaining 2,000 shares.

(7) Includes 10,000 shares issuable upon the exercise of presently exercisable options, with an exercise price of $.63 per share. Excludes stock bonus grants for 4,000 shares that do not vest within 60 days of January 16, 1998.

(8)      Includes   12,000  shares  issuable  upon  the  exercise  of  presently exercisable options, with exercise prices of $2.24 per share for 10,000 of these shares and $2.50 per share for the remaining 2,000 shares.

(9)      Includes 91,517 shares issuable upon exercise of presently  exercisable
         options  and  4,000  shares   issuable  upon  exercise  of  outstanding
         warrants.

Security Ownership of Certain Beneficial Owners

         There are no persons known to the Company who beneficially own more than 5% of the outstanding Common Stock of the Company.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers as well as persons beneficially owning more than 10% of the Company's Common Stock, to file certain reports of ownership with the Securities and Exchange Commission (the "SEC") within specified time periods. Such officers, directors and shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of such forms received by it, or written representations from certain reporting persons, the Company believes that between October 1, 1996 and September 30, 1997 all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with, except that two reports were not timely filed to reflect the automatic option grants to Messrs. Johnston and Katz arising under the Company's Non-employee Directors Stock Option Plan.

                             EXECUTIVE COMPENSATION

         The following table sets forth annual and long-term compensation for services in all capacities to the Company for the fiscal years ended September 30, 1997, 1996 and 1995, of the Company's Chief Executive Officer, and the other most highly compensated executive officers of the company who received annual compensation exceeding $100,000 during such periods (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                       Annual Compensation
                                          -------------------------------------------
         Name and              Fiscal                                 Other Annual         All Other
    Principal Position          Year      Salary        Bonus       Compensation (2)     Compensation
    ------------------          ----      ------        -----       ----------------    --------------

Jong S. Whang                   1997     $139,615      $33,994(1)       -                $3,693(3)
President and Chief             1996      100,000       59,870          -                 3,106
Executive Officer               1995       95,000       48,657          -                 2,815

Robert T. Hass                  1997       89,838       10,771          -                 1,935(4)
Vice President - Finance


---------------------

(1) On February 24, 1989, the Board of Directors approved an incentive compensation plan for Mr. Whang, which provides for an annual cash bonus equal to 2% of the annual profits of the Company before taxes and extraordinary items; plus 2% of the amount by which the revenues of the Company' s semiconductor equipment business in each year exceed such revenues for the previous year. It is a condition to the payment of any bonus that Mr. Whang have been continually employed by the Company and that the Company have realized a profit after the payment of the bonus. On February 28, 1997, Mr. Whang entered into an employment contract with the Company, which contract incorporated Mr. Whang's incentive compensation plan and added additional bonus eligibility criteria. See "Employment Contracts with Executive Officers," below.

(2) Other compensation to Messrs. Whang and Hass, consisting of the use of a Company car, vacation pay and other perquisites, did not exceed $50,000 or 10% of base compensation during any fiscal year covered by this table.

(3) Amount includes annual insurance premiums of $255 paid on whole-life insurance for the benefit of Mr. Whang's spouse and Company matching contribution in the Amtech Systems, Inc. 401(k) Plan for Mr. Whang of $3,438 respectively.

(4) Amount represents Company matching contribution in the Amtech Systems, Inc. 401(k) Plan for Mr. Hass.

Option Grants

         The table shown below contains information on grants of stock options during the 1997 fiscal year to the Named Executive Officers.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                Individual Grants
                   ----------------------------------------------------------------------    Potential Realizable Value at
                      Securities                                     Stock                       Assumed Annual Rates of
                      Underlying       % of Total                   Price on                  Stock Price Appreciation for
                       Options      Options Granted    Exercise     Date of                         Option Term(3)
                       Granted       to Employees        Price       Grant     Expiration    ------------------------------
       Name              (#)            in 1997         ($/sh)      ($/sh)        Date          0%        5%         10%
------------------ --------------  -----------------  ----------  ----------- -----------    -------- ----------- ---------
Jong S. Whang         207,584(1)          77%          $2.50(2)      $2.50      2/28/07         -      $326,371    $827,089
Robert T. Hass          2,500(4)            1           2.50(2)       2.50      2/28/07         -         3,931       9,961

(1) All options were granted to Mr. Whang on February 28, 1997 under the applicable Stock Option Plan. The options granted become exercisable as follows: 20% on February 28, 1998, and an additional 20% on each one year anniversary thereafter. To the extent not already exercisable, the options become immediately exercisable upon: (i) the dissolution or liquidation of the Company or a reorganization, merger or consolidation in which all or substantially all prior shareholders do not continue to own more than 60% of the outstanding shares of common stock and voting securities; (ii) the sale of all or substantially all of the assets of the Company; or (iii) the occurrence of a change in control of the Company. In addition, Mr. Whang's options accelerate upon the Company's termination of Mr. Whang without cause. See "Employment Contracts with Executive Officers."

(2) The exercise price was set at 100% of closing price ($2.50) of the Company's Common Stock on grant day (February 28, 1997), as reported on the Nasdaq SmallCap Market.

(3)      Reflects  the value of the stock  option on the date of grant  assuming
         (i) for the 0% column, no appreciation in the Company's stock price from the date of grant over the term of the option, (ii) for the 5% column, a five percent annual rate of appreciation in the Company's stock price over the term of the option, and (iii) for the 10% column, a ten percent annual rate of appreciation in the Company's stock price over the term of the option, in each case without any discounting to present value. The actual gains, if any, on stock option exercises are dependent upon the future performance of the Company's Common Stock. Accordingly, the amounts reflected in this table may not necessarily be indicative of the actual results obtained.

(4) All options were granted to Mr. Hass on February 28, 1997 under the applicable Stock Option Plan. The options granted become exercisable as follows: 20% on the date of grant and an additional 20% on each one year anniversary thereafter.

Option Exercises

         The following table shows the stock options exercised by the Named Executive Officers during fiscal year 1997 and the value of stock options held by him, as of the end of fiscal year 1997.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                   Number of Unexercised           Value of Unexercised
                                                       Options                      In-the-Money
                                                 at September 30, 1997       Options at September 30, 1997
                                              ----------------------------   -----------------------------
                      Shares
                    Acquired on     Value
Name               Exercise (#)    Realized   Exercisable  Unexerciseable   Exercisable    Unexerciseable
---------------  ---------------   --------   -----------  --------------   -----------    --------------
Jong S. Whang         10,000        $13,550        -          207,584           $0            $38,922

Amendment or Repricing of Options

         During fiscal year 1997, the Company did not amend or reprice any of its stock options held by executive officers of the Company.

Employment Contracts with Executive Officers

         On February 28, 1997, the Company entered into a five (5) year employment agreement with its President, Jong S. Whang. Under the terms of the agreement, Mr. Whang receives an annual salary of $155,000, with annual increases of at least 5% to be determined by the Board of Directors at the end of each year of the agreement. He is entitled to receive the following additional annual incentive cash compensation of up to fifty percent (50%) of his base salary, to be calculated as follows: (i) a bonus equal to 2% of the annual earnings of the Company before taxes and extraordinary items, and (ii) a bonus equal to 2% of the amount by which the revenues of the Company's semiconductor equipment business in each year exceeds such revenues for the previous year. During fiscal year 1997, Mr. Whang earned a cash bonus of $33,994 pursuant to the foregoing formula. It is a condition to the payment of any cash bonus that Mr. Whang shall have been continuously employed by the Company and that the total of all cash and stock bonuses is limited to 10% of the Company's pre-tax earnings for that year. Profits are determined without taking into account the first $3,200,000 expended or invested by the Company in the development of the proposed photo-assisted CVD product. In addition, Mr. Whang was granted 207,584 stock options pursuant to the agreement. These options were granted on February 28, 1997 and vest at the rate of twenty percent (20%) per full year of service over a five year period. To the extent not already exercisable, the options become immediately exercisable upon: (i) the dissolution or liquidation of the Company or a reorganization, merger or consolidation in which all or substantially all prior shareholders do not continue to own more than 60% of then outstanding shares of common stock and voting securities, (ii) the sale of all or substantially all of the assets of the Company, or (iii) the occurrence of a change in control of the Company as discussed in the agreement. The agreement also contains confidentiality and non-compete provisions. If Mr. Whang is terminated other than for "cause," he is entitled to receive as severance pay salary, incentive compensation and vacation accrued through the date of termination plus the greater of $155,000 or the balance of his compensation to the end of the term of the employment agreement computed using the latest applicable salary rate without consideration of any reductions in base pay below $155,000. Mr. Whang is also entitled to participate in any benefit plans generally available to employees of the Company.

Compensation and Option Committee Report on Executive Compensation

         The Compensation and Option Committee of the Company's Board of Directors (the "Committee), which is composed entirely of independent, outside directors, establishes the general compensation policies of the Company and specific compensation for each executive officer of the Company, and administers the Company's stock option program. The Committee's intent is to make the compensation packages of the executive officers of the Company sufficient to attract and retain persons of exceptional quality, and to provide effective incentives to motivate and reward Company executives for achieving the financial and strategic goals of the Company essential to the Company's long-term success and to growth in shareholder value. The Company's executive compensation package consists of three main components: (1) base salary; (2) incentive cash bonuses; and (3) stock options.

Base Compensation

         The Committee's approach is to offer executives salaries competitive with those of other executives in the industry in which the Company operates. To that end, the Committee evaluates the competitiveness of its base salary based on information drawn from a variety of sources, including published and proprietary survey data and the Company's own experience recruiting and retaining executives, although complete information is not easily obtainable. The Company's base salary levels are intended to be consistent with competitive practice and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance of the Company and the performance of the individual executive.

Bonuses

         In addition to base salary, executives are eligible to receive a discretionary annual bonus. At the beginning of each year, the Compensation and Option Committee and the CEO review each individual executive's job responsibilities and goals for the upcoming year. The amount of the bonus and any performance criteria vary with the position and role of the executive within the Company. In addition, for all executives, the Compensation and Option Committee reviews the Company's actual financial performance against its internally budgeted performance in determining year-end bonuses, if any. However, the Compensation and Option Committee does not set objective performance targets for executives other than the CEO and sales and marketing personnel.

Stock Option and Restricted Stock Grants

         The Company, from time to time, grants stock options and shares of restricted stock in order to provide certain executives with a competitive total compensation package and to reward them for their contribution to the long-term price performance of the Company's Common Stock. Grants of stock options and restricted stock are designed to align the executive's interest with that of the shareholders of the Company. In awarding option grants, the Compensation and Option Committee will consider, among other things, the amount of stock and options presently held by the executive, the executive's past performance and contributions, and the executive's anticipated future contributions and responsibilities.

1997 CEO Compensation

         The base salary for the Chief Executive Officer ("CEO") for the fiscal year 1997 was increased from $100,000 in 1996 to $155,000 in 1997, pursuant to the February 28, 1997 employment agreement entered into by the Company and the CEO. The CEO's increased base salary is based upon the compensation of executives in comparable positions in the semiconductor industry, adjusted for the size of the Company (total assets and revenues).

         On February 24, 1989, the Board of Directors approved an incentive compensation plan for the CEO, which provides for an annual cash bonus equal to 2% of the annual profits of the Company before taxes and extraordinary items; plus 2% of the amount by which the revenues of the Company's semiconductor equipment business in each year exceed such revenues for the previous year. It is a condition to the payment of any bonus that the CEO have been continually employed by the Company and that the total of such cash bonuses is limited to 10% of the Company's pre-tax earnings for that year. The CEO earned $33,994 in 1997 pursuant to such incentive compensation plan. The CEO's employment agreement with the Company incorporates the incentive compensation plan described above. See "Employment Contracts With Executive Officers," above.

                                               COMPENSATION AND OPTION COMMITTEE


                                               Donald F. Johnston
                                               Alvin Katz

                   ADOPTION OF 1998 EMPLOYEE STOCK OPTION PLAN

         At the Annual Meeting, the Company will seek shareholder approval of the 1998 Plan. The 1998 Plan was adopted by the Board of Directors on January 31, 1998, subject to shareholder approval. In adopting the 1998 Plan, the Board recognized that there were no additional shares available for issuance under the Company's Amended and Restated 1995 Stock Option Plan and that, with the Company's continued growth, the Company required the ability to grant additional options to new and existing employees. The 1998 Plan is designed to induce persons of outstanding ability and potential to join and remain with the Company, by encouraging, motivating and enabling employees to acquire stock ownership in the Company, and by providing the participating employees with an additional incentive to promote the success of the Company through the grant of options to purchase shares of the Company's Common Stock. The maximum aggregate number of shares which may be optioned and sold under the Plan is 100,000 shares of Common Stock. As of the date of this Proxy Statement, no options have been granted under the 1998 Plan. THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE APPROVAL OF THE 1998 Plan.

Reasons for Approval

         The grant of stock options pursuant to a plan which has been approved by shareholders and meets certain conditions are exempt from the "short-swing profits" liability provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). Section 16(b) provides that upon the purchase and sale (or sale and purchase) of the Company's Common Stock within any six month period by a principal officer, director or beneficial owner of more than 10% of the Company's Common Stock, any "profit" realized by such person is recoverable by the Company. As a result of the complexities of this rule, optionees may unwittingly fall within its scope and be forced to disgorge gains to the Company, thereby frustrating the Company's intent to provide incentive to officers and employees under the 1998 Plan. Thus, shareholder approval of the 1998 Plan is sought in order to exempt from the liability provisions of Section 16(b) the grant of options to officers and directors who are eligible to participate in the 1998 Plan. In addition, shareholder approval of the 1998 Plan is necessary in order that incentive stock options granted under the 1998 Plan will qualify for treatment as such under the Internal Revenue Code of 1986, as amended (the "Code"). Unless shareholder approval is obtained, any options granted under the 1998 Plan will have less value and, consequently, will not provide the incentive to the recipient intended by the Board.

Summary of the 1998 Plan

         The following summary of the 1998 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of the 1998 Plan, which is attached hereto as Exhibit "A."

         Administration. The 1998 Plan will be administered by the Board of Directors of the Company or a Committee appointed by the Board of Directors (hereinafter referred to as the "Board"). The Board has full authority, subject to the provisions of the 1998 Plan, to award incentive stock options and nonstatutory stock options ("Options").

         Subject to the provisions of the 1998 Plan, the Board determines in its sole discretion, among other things, the persons to whom from time to time Options may be granted ("Participants"), the number of shares subject to each Option, exercise prices under the Options, any restrictions or limitations on such Option including vesting, exchange, deferral, surrender, cancellation, acceleration, termination, or forfeiture provisions related to such Options. The interpretation and construction by the Board of any provisions of, or the determination of any questions arising under, the 1998 Plan or any rule or regulation established by the Board pursuant to the 1998 Plan, shall be final, conclusive and binding on all persons interested in the 1998 Plan.

         Shares Subject to the 1998 Plan. The 1998 Plan authorizes the granting of Options the exercise of which would allow up to a maximum of 320,000 shares of the Common Stock to be acquired by the Participants of said Options. In order to prevent the dilution or enlargement of the rights of the Participants under the 1998 Plan, the number of shares of Common Stock authorized by the 1998 Plan and the number of shares subject to outstanding options are subject to adjustment in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock dividend, stock split, combination of shares, merger, reorganization, consolidation, recapitalization or other change in the corporate structure affecting the Company's capital stock. If any Option granted under the 1998 Plan is forfeited or terminated, the shares of Common Stock that were underlying such Option shall again be available for distribution in connection with Options subsequently granted under the 1998 Plan.

         Eligibility. Subject to the provisions of the 1998 Plan, Options may be granted to full-time employees of the Company or its subsidiaries.

         Effective Date and Term of 1998 Plan. If approved by the Company's shareholders, the 1998 Plan will be deemed effective on January 31, 1998, the date on which it was adopted by the Board of Directors. No option may be granted after January 31, 2008. The 1998 Plan will terminate ten (10) years after the effective date of the 1998 Plan, subject to earlier termination by the Board. No Option may be granted under the 1998 Plan after the termination date, but Options previously granted may extend beyond such date.

         Nature of Options. The 1998 Plan provides for the grant of options, which may be non-qualified options, incentive stock options, or any combination of the foregoing. In general, options granted under the 1998 Plan are not transferable and expire eleven (11) years after the date of grant (ten years in the case of incentive stock options). The per share exercise price of an incentive stock option granted the 1998 Plan may not be less than the fair market value of the Common Stock on the date of grant. Incentive stock options granted to persons who have voting control over 10% or more of the Companys capital stock are granted at 110% of the fair market value of the underlying shares on the date of grant and expire fie years after the date of grant.

         Exercise of Options. The 1998 Plan provides the Board with the discretion to determine when options granted thereunder will become exercisable. Generally, such options may be exercised after a period of time specified by the Board at any time prior to expiration, so long as the optionee remains employed by the Company. No option granted under the 1998 Plan is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee.

         Agreements. Options granted under the 1998 Plan will be evidenced by agreements consistent with the 1998 Plan in such form as the Board may prescribe. Neither the 1998 Plan nor agreements thereunder confer any right top continued employment upon any Participant.

         Amendments to the 1998 Plan. The Board may at any time, and from time to time, amend, modify or terminate any of the provisions of the 1998 Plan, but no amendment, modification or termination shall be made which would impair the rights of a Participant under any agreement theretofore entered into pursuant to an Option grant, without the Participant's consent.

         Federal Income Tax Considerations. The discuss that follows is a summary, based upon current law, of some of the significant federal income tax considerations relating to awards under the 1998 Plan. The following discussion does not address state, local or foreign tax consequences.

         If the Plan is approved by the shareholders, a Participant in the 1998 Plan will not recognize taxable income upon the grant or exercise of an incentive stock option except under certain circumstances when the exercise price is paid with already-owned shares of Common Stock that were acquired through the previous exercise of an incentive stock option. However, upon the exercise of an incentive stock option, the excess of the fair market value of the shares received on the date of exercise over the exercise price of the shares will be treated as a tax preference item for purposes of the alternative minimum tax. In order for the exercise of an incentive stock option to qualify for the foregoing tax treatment, the Participant generally must be an employee of the Company from the date the incentive stock option is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply. The Company will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option.

         If shares acquired upon exercise of an incentive stock option are not disposed of by the Participant within two years from the date of grant or within one year after the transfer of such shares to the Participant (the "ISO Holding Period"), then (i) no amount will be reportable as ordinary income with respect to such shares by the Participant or recipient and (ii) the Company will not be allowed a deduction in connection with such incentive stock option or the Common Stock acquired pursuant to the exercise of the incentive stock option. If a sale of such Common Stock occurs after the ISO Holding Period has expired, then any amount recognized in excess of the exercise price will be reportable as a long-term capital gain, and any amount recognized below the exercise price will be reportable as a long-term capital loss. The exact amount of tax payable on a long-term capital gain will depend upon the tax rates in effect at the time of the sale. The ability of a Participant to utilize a long-term capital loss will depend upon the Participant's other tax attributes and the statutory limitations on capital loss deductions not discussed herein. To the extent that alternative minimum taxable income was recognized on exercise of the incentive stock option, the basis in the Common Stock acquired may be higher for determining a long-term capital gain or loss for alternative minimum tax purposes.

         A "disqualifying disposition" will result if Common Stock acquired upon the exercise of an incentive stock option (except in the circumstances of a decedent's incentive stock option as described below) is sold before the ISO Holding Period has expired. In such case, at the time of a disqualifying disposition (except in the case of a Participant subject to Section 16 restrictions of the

1934 Act, as noted below), the Participant will recognize ordinary income in the amount of the difference between the exercise price and the lesser of (i) the fair market value on the date of exercise or (ii) the amount realized on disposition. If the amount realized on the sale is less than the exercise price, then the Participant will recognize no ordinary income, and the recognized loss will be reportable as a short-term capital loss. The Participant will report as a short-term capital gain, as applicable, any amount recognized in excess of the fair market value on the date of exercise, and the Company will be allowed a deduction on its federal income tax return in the year of the disqualifying disposition equal to the ordinary income recognized by the Participant. To the extent that alternative minimum taxable income was recognized on exercise of the incentive stock option, the basis in the Common Stock acquired may be higher for determining a short-term capital gain or loss for alternative minimum tax purposes.

         The general rules discussed above are different if the Participant disposes of the shares of Common Stock in a disqualifying disposition in which a loss, if actually sustained, would not be recognized by the Participant. Examples of these dispositions include gifts or sales to related parties such as members of the Participant's family and corporations or entities in which the Participant owns a majority equity interest. In such circumstances, the Participant would recognize ordinary income equal to the difference between the exercise price of the Common Stock and the fair market value of the Common Stock on the date of exercise. The amount of ordinary income would not be limited by the price at which the Common Stock was actually sold by the Participant.

         If the Participant retires or otherwise terminates employment with the Company, other than by reason of death or permanent and total disability, an incentive stock option must be exercised within three months of such termination in order to be eligible for the tax treatment of the incentive stock options described above, provided the ISO Holding Period requirements are met. If a Participant terminates employment because of a permanent and total disability, the incentive stock option will be eligible for such treatment if it is exercised within one year of the date of termination of employment, provided the ISO Holding Period requirements are met. In the event of a Participant's death, the incentive stock option will be eligible for such treatment if exercised by the Participant's legatees, personal representatives or distributees within one year from the date of death, provided that the death occurred while the Participant was employed, within three months of the date of termination of employment or within one year following the date of termination of employment because of permanent and total disability.

         In general, a Participant to whom a nonqualified option is granted will recognize no taxable income at the time of the grant. Upon exercise of a nonqualified option, the Participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the nonqualified option, and the Company will generally be entitled to a deduction equal to the ordinary income recognized by the Participant in the year the participant recognizes ordinary income, subject to the limitations of Section 162(m) of the Code.

         For  purposes  of  the   "alternative   minimum  tax"   applicable   to
individuals, the exercise of an incentive stock option is treated in the same manner as the exercise of a nonqualified option. Thus, a Participant must, in the year of option exercise, include the difference between the exercise price and the fair market value of the stock on the date of exercise in alternative minimum taxable income. The alternative minimum tax is imposed upon an individual's alternative minimum taxable income currently, but only to the extent that such tax exceeds the taxpayer's regular income tax liability for the taxable year.

         The Company is required to withhold certain income taxes from Participants upon exercises of nonqualified options. The Company will be entitled to a business expense deduction for both financial statement and federal income tax purposes equal to the ordinary income recognized by the Participant in the year the Participant recognizes ordinary income from the exercise of nonqualified options.

         In addition to the foregoing federal tax consequences, the exercise, ultimate sale or other disposition of options by Participants will in most cases be subject to state income taxation.

Vote Required

         Assuming a quorum consisting of a majority of all of the outstanding shares of Common Stock is present, in person or by proxy, at the Annual Meeting, the affirmative vote of the holders of a majority of the shares present, in person or by proxy, at the Annual Meeting, is required to approve the 1998 Plan. If you abstain or if you hold your shares in "street name" and fail to sign, date and return the enclosed proxy card, it will have the same effect as a vote against this proposal.

         THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE APPROVAL OF THE 1998 STOCK OPTION PLAN.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company did not have any transactions during fiscal 1997 with any director, director nominee, executive officer, security holder known to the Company to own of record or beneficially more than five (5) percent of the Company's Common Stock, or any member of the immediate family of any of the foregoing persons, in which the amount involved exceeded $60,000.

Comparison of Stock Performance

         The following graph assumes that $100 was invested on October 1, 1992 in each of the following: the Company's Common Stock, the Nasdaq Composite Index and the Nasdaq Industrial Index.

CRSP Total Returns Index for:    9/30/92 9/30/93 9/30/94 9/29/95 9/30/96 9/30/97
-----------------------------    -----------------------------------------------

Amtech Systems, Inc.               100.0   272.7   254.5   663.6   690.9   390.9
Nasdaq Composite Index             100.0   131.0   132.1   182.4   216.4   297.1
Nasdaq Industrial Index            100.0   125.7   125.2   158.1   169.3   221.5

                                  OTHER MATTERS

Independent Auditors

         Arthur Andersen LLP, has been selected as the Company's independent auditors for the current fiscal year, which ends September 30, 1998. That firm has served as the Company's independent auditors since 1983. During the fiscal year ended September 30, 1997, Arthur Andersen LLP provided audit services to the Company. Representatives of that firm are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

Annual Report

         The Annual Report of the Company for the fiscal year ended September 30, 1997, is enclosed herewith.

Voting By Proxy

         In order to ensure that your shares will be represented at the Annual Meeting, please sign and return the enclosed Proxy in the envelope provided for that purpose, whether or not you expect to attend. Any Shareholder may, without affecting any vote previously taken, revoke a written proxy by giving notice of revocation to the Company in writing or by executing and delivering to the Company a later dated proxy.


Shareholder Proposals for Action At the Company's Next Annual Meeting

         Any Shareholder who wishes to present any proposal for shareholder action at the Company's next Annual Meeting, expected to be held on or about February 26, 1999, must be received by the Company's Secretary, at the Company's offices, not later than October 9, 1998, in order to be included in the Company's proxy statement and form of proxy for that meeting.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              Robert T. Hass, Secretary

Tempe, Arizona
February 6, 1998

                                   Exhibit A
                                   ---------

                              AMTECH SYSTEMS, INC.

                         1998 EMPLOYEE STOCK OPTION PLAN


         This is the 1998 Employee Stock Option Plan (the "Plan") of Amtech Systems, Inc., an Arizona corporation (the "Company"), effective as of January 31, 1998.

         1. Purpose of the Plan. The purposes of the Plan are to advance the interests of the Company and its Stockholders by inducing employees of outstanding ability and potential to remain with the Company and its subsidiaries, by encouraging, motivating and enabling employees to acquire options or increase stock ownership in the Company and its subsidiaries, and by providing the employees with an additional incentive to promote the success of the Company under the Plan. Options granted under the Plan may be options which are intended to qualify as "incentive stock options," as under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or any successor provision (hereinafter referred to as "Incentive Stock Options).

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Board" shall mean the Board of Directors of the Company or the Committee, if one has been appointed.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  (c) "Common Stock" shall mean the common stock of the Company described in the Company's Certificate of Incorporation, as amended.

                  (d) "Company" shall mean Amtech Systems, Inc., an Arizona corporation, and shall include any parent or subsidiary corporation of the Company as defined in Sections 424(e) and (f), respectively, of the Code.

                  (e) "Committee" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

                  (f) "Employee" shall mean any person, including officers and consultants employed by the Company.

                  (g) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

                  (h) "Fair Market Value" on a particular date shall mean (i) if there is a public market for the Common Stock, the Fair Market Value per Share shall be the average of the bid and asked prices of the Common Stock for such day if the Common Stock is then included for quotation on the NASDAQ SmallCap Market or, the Fair Market Value per Share shall be the closing price of the Common Stock for such day if the Common Stock is then included on the

NASDAQ National Market or listed on the New York, American or Pacific Stock Exchange, or (ii) if there is no public market for the Common Stock, the Value of the Common Stock determined in good faith by the board or Committee in such manner as it may deem equitable for Plan purposes. The Board or a Committee appointed by the Board may rely upon published quotations in The Wall Street Journal or a comparable publication for purposes of the calculation of the Fair Market Value per Share as set forth above.

                  (i) "Incentive Stock Option" shall mean an Option which is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

                  (j) "Option" shall mean a stock option granted under the Plan.

                  (k) "Optioned Stock" shall mean the Common Stock subject to an Option.

                  (l) "Optionee" shall mean an Employee of the Company who has been granted one or more Options.

                  (m) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (n) "Plan" shall mean this 1998 Employee Stock Option Plan.

                  (o) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                  (p)  "Subsidiary"  shall  mean  a  "subsidiary   corporation,"
whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  (q) "Tax Date" shall mean the date an Optionee is required to pay the Company an amount with respect to tax withholding obligations in connection with the exercise of an option.

         3. Common Stock Subject to the Plan. The shares of stock subject to any Option granted under this Plan shall be Shares of Common Stock. The Maximum aggregate number of Shares which may be subject to, and issued under, Options granted pursuant to the Plan shall not exceed 100,000 Shares, subject to adjustment as provided in Section 11(9) of the Plan. Any Shares issued upon the exercise of Options granted under the Plan may be authorized, but unissued, or previously issued Shares acquired or to be acquired by the Company and held in its treasury. In the event that an outstanding Option under the Plan expires, is terminated or (with the consent of the Optionee) is cancelled, those Shares allocable to the unused portion of such option may thereafter be subject to new options granted pursuant to the Plan.

         4.       Administration of the Plan.

                  (a) Procedure.

                           (1) The Plan  shall be  administered  by the Board in
accordance with Securities and Exchange Commission Rule 16b-3 ("Rule 16b-3"); provided, however, that the

Board may appoint a Committee to administer the Plan at any time or from time to time and, provided further, that if members of the Board are not "disinterested" within the meaning of Securities and Exchange Commission Rule 16b-3, then any participation by directors in the Plan must be administered by a Committee appointed by the Board.

                           (2) The  Committee  shall consist of at least two (2)
members of the Board, each of whom is "disinterested" within the meaning of Securities and Exchange Commission Rule 16b-3 to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan; provided, however, that at no time may any director who is not "disinterested" within the meaning of Securities and Exchange Commission Rule 16b-3 serve on the Committee nor shall a Committee of less than two (2) members administer the Plan.

                  (b) Powers of the Board. Subject to the provisions of the Plan, the Board or a Committee appointed by the Board shall have the authority, in its discretion: (i) to grant options which are intended to be Incentive Stock Options, in accordance with Section 422 of the Code, and to grant "nonstatutory stock options;" (ii) to determine, upon review of relevant information and in accordance with Section 2(h) of the Plan, the Fair Market Value of the Common Stock; (iii) to determine the exercise price per share of Shares for each Option to be granted, which exercise price shall be determined in accordance with
Section 8(a) of the Plan; (iv) to determine the Employees to whom, and the time or times at which Options shall be granted and the number of Shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the Optionee thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board or a Committee appointed by the Board; (x) to accept or reject the election made by an Optionee pursuant to Section 18 of the Plan; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board or a Committee appointed by the Board, shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

         5.       Eligibility.

                  (a) Consistent with the Plan's purposes, Options may be granted only to Employees of the Company as determined by the Board or a Committee appointed by the Board. An Employee who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

                  (b) With respect to Incentive Stock Options granted under the Plan, the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the

Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under this Plan and any other plan of the Company and its parent and subsidiary corporations) shall not exceed One Hundred Thousand Dollars ($100,000).

         6. Effective Date and Term of Plan. The Plan shall become effective as of January 31, 1998, the date on which the Board approved the Plan, subject to approval hereto by the Stockholders of the Company no later than February 28, 1998. If such approval is not obtained, then any Options issued under the Plan which are intended to be Incentive Stock Options will be nonstatutory stock options. Except as just provided, the failure to obtain such approval shall not effect the effectiveness of the Plan. No Option may be granted after January 30, 2008 (ten years from the effective date of the Plan); provided, however, that the Plan and all outstanding Options shall remain in effect until such Options have expired or until such Options are canceled.

         7. Term of Option. Unless otherwise provided in the Option Agreement, the term of each Incentive Stock Option shall be ten (10) years from the date of grant thereof. Unless otherwise provided in the Option Agreement, the term of each Option which is not an Incentive Stock Option shall be eleven
(11) years from the date of grant. Notwithstanding the above, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, is deemed for purposes of Section 422 of the Code to own Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company or its parent or subsidiary corporation ("Ten Percent Shareholder"), the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Option Agreement.

         8.       Exercise Price and Payment.

                  (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Board or a Committee appointed by the Board, but in the case of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant; provided, further, that in the case of an Incentive Stock Option granted to an Employee who, at the time of the grant of such Incentive Stock Option, is a Ten Percent Shareholder, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. In no event may the exercise price in the case of a nonstatutory stock option be less than eighty-five (85%) of the Fair Market Value per share on the date of grant.

                           The Company  will pay any  documentary  stamp  taxes,
handling or certificate issuance fees attributable to the initial issuance of shares of Common Stock upon the exercise of any Option under the Plan; provided, however, that the Company shall not be required to pay any fees or taxes which may be payable with respect to any transfer involved in the issuance or delivery of any certificates for shares in a name other than that of the holder of an Option.

                  (b) Payment. Upon exercise of an Option, the full exercise price of the Shares being purchased, and any taxes attributable to the delivery of Common Stock under the Plan, or portion thereof, shall be paid:

                           (1) In  United  States  dollars  in cash or by check,
bank draft or money order payable to the order of the Company; or

                           (2) At the  discretion  of the  Board or a  Committee
appointed by the Board, through the delivery of shares of Common Stock, with an aggregate Fair Market Value, equal to the full exercise price; or

                           (3) By a combination of (1) and (2) above.

                  The Board or a Committee appointed by the Board shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Common Stock to exercise an Option as it deems appropriate. With respect to nonstatutory options, at the election of the Optionee pursuant to Section 18, the Company may satisfy its withholding obligations by retaining such number of shares of Common Stock subject to the exercised Option which have an aggregate Fair Market Value on the exercise date equal to the Company's aggregate federal, state, local and foreign tax withholding and FICA and FUTA obligations with respect to income generated by the exercise of the Option by Optionee.

         9.       Exercise of Option.

                  (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board or a Committee appointed by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. Unless otherwise determined by the Board or a Committee appointed by the Board at the time of grant, an Option may be exercised in whole or in part, but in no case may any option be exercised as to less than One Hundred (100) Shares at any one time (or the remaining Shares covered by the option if less than One Hundred (100) Shares)). An Option may not be exercised for a fraction of a Share.

                           An  Option  shall  be  deemed  to be  exercised  when
written notice of such exercise has been given to the Company at its principal office to the attention of the Secretary of the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board or a Committee appointed by the Board, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option by the number of Shares as to which the Option is exercised.

                           Notwithstanding  anything  contained  in this Plan to
the contrary, the Board or a Committee appointed by the Board may establish certain restrictions on the times at which an Option may be exercised after a number of elapsed years together with cumulative exercise rights and may retain certain rights with respect to a fixed repurchase price for the Optioned Stock if the Employee voluntarily terminates his employment with the Company within a certain period of time after exercising the Option or whose employment is involuntarily terminated for gross misconduct, fraud, embezzlement, theft, breach of any fiduciary duty owed to the Company or for nonperformance of duties.

                  (b) Termination of Status as an Employee.

                           (1)  Termination  of  Employment.   Unless  otherwise
provided in an Option Agreement relating to an Option that is not an Incentive Stock Option, except as otherwise provided in this Section 9(b), the Option, to the extent not exercised, shall cease on the date on which Employee's employment by the Company is terminated for any reason. For purposes of this Section 9, an employee who leaves the employ of the Company to become an employee of a subsidiary or parent corporation of the Company or a corporation which has assumed the option of the Company as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment. For purposes of this Section 9, the employment relationship of an employee of the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the government) if such leave does not exceed ninety
(90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

                           (2) Retirement. If an Employee retirees pursuant to a
pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company, then the Employee may, but only within ninety (90) days after the date he ceases to be an Employee of the Company, exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                           (3)  Disability.  Unless  otherwise  provided  in  an
Option Agreement relating to an Option that is not an Incentive Stock Option, notwithstanding the provisions of Section 9(b) above, in the event an Employee is unable to continue his employment with the Company as a result of his permanent and total disability (as defined in Section 22(e)(3) of the Code), he may, but only within one (1) year from the date of termination, exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

                           (4) Death of Optionee.  Unless otherwise  provided in
an Option Agreement relating to an Option that is not an Incentive Stock Option, if Optionee dies during the term of the Option and is at the time of his death an Employee of the Company who shall have been in continuous status as an Employee since the date of grant of the Option, the Option may be exercised at any time within one (1) year following the date of death (or such other period of time as is determined by the Board or a Committee appointed by the Board), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that Optionee was entitled to exercise the Option on the date of death. To the extent that decedent was not entitled to exercise the Option on the date of death, or if the Optionee's estate, or person who acquired the right to exercise the Option by bequest or inheritance, does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

         10. Non-Transferability of Option. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Adjustments Upon Changes in Capitalization or Reorganization or Merger.

                  (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellations or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board or a Committee appointed by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class shall affect, and no adjustment by reason thereof, shall be made with respect to the number or price of shares of Common Stock subject to an Option.

                  (b) Reorganization or Merger. In the event of the proposed dissolution or liquidation of the Company, the Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board or a Committee appointed by the Board. The Board or a Committee appointed by the Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board or a Committee appointed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. In the event that outstanding Shares of Common Stock are hereafter changed into or exchanged for a different number or kind of Shares of Stock or securities of another Corporation, whether as a result of a reorganization, recapitalization, reclassification, merger consolidation or otherwise, as in the event of a proposed sale of all or substantially all of the assets of the Company, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board or a Committee appointed by the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the

Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board or a Committee appointed by the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board or a Committee appointed by the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty
(30) days from the date of such notice (but not later than the expiration of the term of the Option under the Option Agreement), and the Option will terminate upon the expiration of such period.

         12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Board or a Committee appointed by the Board makes the determination granting such Option. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant. 13. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respect as the Board may deem advisable; provided, however, that the following revisions or amendments shall require approval of the holders of a majority of the outstanding Shares of the Company entitled to vote:

                           (1) Any  increase in the number of Shares  subject to
the Plan, other than in connection with an adjustment under Section 11 of the Plan;

                           (2) Any  change  in the  designation  of the class of
employees eligible to be granted Options; or

                           (3) If the  Company  has a class of  equity  security
registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Optionee unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                  In the case of an Incentive Stock Option, any Optionee who disposes of Shares of Common Stock acquired on the exercise of an Option by sale or exchange (a) either within two (2) years after the date of the grant of the Option under which the Common Stock was acquired or (b) within one (1) year after the acquisition of such Shares of Common Stock shall notify the Company of such disposition and of the amount realized upon such disposition.

                  Stock certificates evidencing unregistered shares acquired upon the exercise of Options shall bear a restrictive securities legend substantially as follows:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE
                  REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

         15. Change in Control. Each Option that is outstanding on a Control Change Date, as hereinafter defined, shall be exercisable in whole or in part on that date and thereafter during the remainder of the Option period stated in the Option Agreement. A "Change in Control" occurs if, after the date of the initial Agreement, (1) any person, including a "group" as defined in
Section 13(d)(3) of the Exchange Act, becomes the owner or beneficial owner of the Company's securities having 20% or more of the combined voting power of the then outstanding Company's securities that may be cast for the election of the Company's directors (other than as a result of an issuance of securities initiated by the Company, or open market purchases approved by the Board of Directors as long as a majority of the Board of Directors approving the purchases is in the majority at the time the purchases are made); or (2) as the direct or indirect result of, or in connection with, a cash tender or exchange offer, a merger or other business combination, a sale of assets, a contested election, or any combination of these transactions, the persons who were directors of the Company before such transactions ceased to constitute a majority of the Company's Board of Directors or any successor's board, within two years of the last of such transactions. For purposes of this Section, the "Control Change Date" is the date on which an event described in (1) or (2) occurs. If a Change of Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

         16. Reservation of Shares; Issuance and Sale of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         17. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

         18. Withholding Taxes. Subject to Section 4(b)(x) of the Plan and prior to the Tax Date, the Optionee may make an irrevocable election to have the Company withhold from those Shares that would otherwise be received upon the exercise of any nonstatutory stock option, a number of Shares having a Fair Market Value equal to the minimum amount necessary to satisfy the Company's federal, state, local and foreign tax withholding obligations and FICA and FUTA obligations with respect to the exercise of such Option by the Optionee.

                  An Optionee who is also an officer of the Company must make the above-described election:

                  (a) at least six months after the date of grant of the Option (except in the event of death or disability); and

                  (b) either:

                           (1) six months prior to the Tax Date, or

                           (2)  prior  to the Tax  Date and  during  the  period
beginning on the third business day following the date of the Company releases its quarterly or annual statement of sales and earnings and ending on the twelfth business day following such date.

         19.      Miscellaneous Provisions.

                  (a) Not a Contract of Employment. Nothing contained in the Plan or in any Option Agreement executed pursuant to the Plan shall be deemed to confer upon any individual to whom an Option may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary corporation of the Company.

                  (b) Plan Expenses. Any expenses of administering this Plan shall be borne by the Company.

                  (c) Use of Exercise Proceeds. The payment received from Optionees from the exercise of Options shall be used for the general corporate purposes of the Company.

                  (d) Unfunded Plan. This Plan shall be unfunded and the Company shall be under no obligation to segregate or reserve any Shares, funds or other assets for purposes relative to this Plan and no Optionee shall have any rights whatsoever in or with respect to any Stock, funds or assets of the Company.

                  (e) Construction of Plan. The place of administration of the Plan shall be in the State of Arizona, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Arizona and where applicable, in accordance with the Code.

                  (f) Taxes. The Company shall be entitled if necessary or desirable to pay or withhold the amount of any tax attributable to the delivery of Common Stock under the Plan from other amounts payable to the Employee after giving the person entitled to receive such Common Stock notice as far in advance as practical, and the Company may defer making delivery of such Common Stock if any such tax may be pending unless and until indemnified to its satisfaction.

                  (g) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or a Committee appointed by the Board, the members of the Board or a Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Board or Committee member shall, in writing give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle and defend it on her or his own behalf.

                  (h) Gender. For purposes of this Plan, words used in the masculine gender shall include the feminine and neuter, and the singular shall include the plural and vice versa, as appropriate.

                              AMTECH SYSTEMS, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMTECH SYSTEMS, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS

     The undersigned shareholder of Amtech Systems, Inc., an Arizona corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders dated February 6, 1998 and hereby appoints Jong S. Whang or Robert
T. Hass and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of AMTECH SYSTEMS, INC. to be held at the Wyndham Garden Hotel, 427 N. 44th Street, Phoenix, Arizona on March 20, 1998 at 3:00 p.m., Mountain Standard time, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

1.   ELECTION OF DIRECTORS    [ ]  FOR all  nominees  listed  below  (except  as
                                   marked to the contrary below):

Jong S. Whang   Robert T. Hass   Donald F. Johnston   Alvin Katz   Bruce R. Thaw

         [ ]  WITHHOLD AUTHORITY to vote for all nominees listed above

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

     -------------------------------------------------------

     The undersigned agrees that the proxy holder is authorized to cumulate votes in the election of directors and to vote for less than all of the nominees.

2.   PROPOSAL NO. 1 - ADOPTING THE AMTECH SYSTEMS, INC. 1998 STOCK OPTION PLAN

         [ ]  FOR          [ ]  AGAINST              [ ]  ABSTAIN

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ABOVE, FOR PROPOSAL NO. 1 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH MATTERS AS MAY COME BEFORE THE MEETING.

     Dated:   ________________, 1998         Please  sign  exactly  as your name
                                             appears above. When shares are held
                                             in common or in joint tenancy, both
                                             should   sign.   When   signing  as
                                             attorney,        as       executor,
                                             administrator, trustee or guardian,
                                             please give full title as such,  If
                                             a   corporation,   sign   in   full
                                             corporate   name  by  President  or
                                             other  authorized   officer.  If  a
                                             partnership,    please    sign   in
                                             partnership  name by an  authorized
                                             person.

                                             SIGNATURES:

                                             -----------------------------------
                                             -----------------------------------
                                             -----------------------------------

             Please return in the enclosed, postage-paid envelope.
                 I Will _____ Will not _____ attend the Meeting.